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                                                                    EXHIBIT 23.2




                      CONSENT  OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in Registration Statement on Form S-8 (No. 333-39815) of JetFax, Inc. of our report dated October 25, 1996, relating to the financial statements of DocuMagix, Inc. which appears in this Form 10-K.



PRICE WATERHOUSE LLP


San Jose, California

March 31, 1998


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